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                                                                   Exhibit 10.31

                          SECURITIES PURCHASE AGREEMENT

                                 By and Between

                              David Marshall, Inc.

                                as the Purchaser

                                       and

                                Youbet.com, Inc.

                                 as the Company

                                     Dated:

                                 March 14, 2002

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                                                                  EXECUTION COPY

     THIS SECURITIES PURCHASE AGREEMENT (this "Agreement"), is made as of March 14, 2002 by and between Youbet.com, Inc. a Delaware corporation (the "Company") and David Marshall, Inc., a California corporation (the "Purchaser").

                                    RECITALS

     A. The Purchaser desires to purchase from the Company, and the Company desires to issue to the Purchaser, or its designee, a note in the aggregate principal amount of $750,000 (the "Notes");

     B. In partial consideration of the Purchaser purchasing the Note, the Company has agreed to issue to the Purchaser, or its designee, a five year Warrant (the "Warrant") to purchase up to 750,000 shares of common stock, of the Company (the "Warrant Shares"). The exercise price of the Warrant shall be $.50 per share.

     C. The Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D") or as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act"); and

     D. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering (a) a Registration Rights Agreement (the "Registration Rights Agreement") substantially in the form of Exhibit B attached hereto pursuant to which the Company has agreed to provide certain piggyback registration rights under the Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws with respect to the Warrant Shares; (b) the Note, substantially in the form of Exhibit C attached hereto; (c) the Warrant, substantially in the form of Exhibit D; and (d) the Security Agreement, substantially in the form of Exhibit E attached hereto. This Agreement, the Registration Rights Agreement, the Security Agreement, the Note and the Warrant are sometimes hereinafter collectively referred to as the "Transaction Documents."

                                   AGREEMENTS

     NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the Company and the Purchaser hereby agree as follows:

          1.   ISSUANCE SALE AND DELIVERY OF SECURITIES.

               a. Issuance of the Note. Subject to the terms and conditions set
                  --------------------
forth in this Agreement and in reliance upon the representations and warranties contained herein, the Company agrees to issue and sell to Purchaser, or its designees, and Purchaser hereby agrees to purchase from the Company the Note. The Note shall be (a) for a term of 12 months, with interest at the rate of 12% per annum and no amortization payable during the term, and (b) substantially in the form attached hereto as Exhibit C. The purchase and issuance of the Note shall be effected at a Closing (the "Closing").

               b. Warrant. The Company will issue and deliver to the Purchaser,
                  -------
or to such other persons as the Purchaser shall otherwise designate, a Warrant to purchase shares of common stock in the amounts designated on Exhibit A hereto. The per share "Purchase Price" of common stock as defined in the Warrant shall be $.50 per share. All the representations, covenants, warranties, undertakings, and indemnification, and other rights made or granted to or for the benefit of the Purchaser

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is hereby also made and granted to the holders of the Warrant in respect of the
Warrant and shares of the Warrant Shares.

               c. Signing. Concurrently with the execution of this Agreement
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(the "Signing"), the Purchaser shall deposit into escrow a check in the amount of $50,000 (the "Deposit"). The escrow shall be with the law firm of Loeb & Loeb LLP, counsel to the Purchaser. In the event that the Closing does not occur on or before March 28, 2002, through no fault of the Company, the Deposit shall be delivered to the Company as liquidated damages.

               d. Closing. The closing of the purchase and sale of the Note and
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the Warrant (the "Closing") shall be held at the offices of Loeb & Loeb in Los
Angeles, California, or at such other location as shall be agreed upon by the parties hereto. At the Closing, the Company shall deliver the Note and a Warrant to the Purchaser, or such other persons as the Purchaser shall otherwise designate, and the Purchaser shall pay an aggregate of $750,000 to the Company by cashiers' check, certified funds or wire transfer.

          2.   PURCHASER'S REPRESENTATIONS AND WARRANTIES.

     The Purchaser understands, agrees with, and represents and warrants to the Company with respect to its purchase hereunder, that:

               a. Investment Purposes; Compliance With Securities Act. The
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Purchaser is purchasing the Note and the Warrant for its own account for investment only and not with a view towards, or in connection with, the public sale or distribution thereof, except pursuant to sales registered under or exempt from the Securities Act.

               b. Accredited Investor Status. The Purchaser is an "accredited
                  --------------------------
investor" as that term is defined in Rule 501 (a) of Regulation D. The Purchaser is a sophisticated investor and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment made pursuant to this Agreement. The Purchaser is aware that it may be required to bear the economic risk of an investment made pursuant to this Agreement for an indefinite period of time, and is able to bear such risk for an indefinite period.

               c. Reliance on Exemptions. The Purchaser understands the Note and
                  ----------------------
the Warrant is being offered and sold to it in reliance on specific exemptions from the registration requirements of the applicable United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, acknowledgments, understandings, agreements and covenants of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Note and the Warrant.

               d. Information. The Purchaser and its advisors, if any, have been
                  -----------
furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Note and the Warrant that have been requested by the Purchaser. The Purchaser and its advisors, if any, have been afforded the opportunity to ask all such questions of the Company as they have in their discretion deemed advisable. The Purchaser understands that its investment in the Note and the Warrant involves a high degree of risk. The Purchaser has sought such accounting, legal and tax advice as it has considered necessary to an informed investment decision with respect to the investment made pursuant to this Agreement.

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               e. Transfer or Resale. Except as provided in Section 2(e), the
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Purchaser understands that: (i) except as provided in the Registration Rights
Agreement, the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless either (a) subsequently registered thereunder or (b) the Purchaser shall have delivered to the Company an opinion by counsel reasonably satisfactory to the Company, in form, scope and substance reasonably satisfactory to the Company, to the effect that the Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, (ii) any sale of such Securities made in reliance on Rule 144 (as hereafter defined) may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such Securities under circumstances in which the Company (or the person though whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Securities and Exchange Commission, (the "SEC") thereunder, and (iii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to this Agreement or the Registration Rights Agreement).

               f. Legends. The Note shall bear the following legend:
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"THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
OR, IF APPLICABLE, STATE SECURITIES LAWS. EXCEPT AS PROVIDED IN SECTION 2(E) OF THE SECURITIES PURCHASE AGREMENT, DATAED AS OF AN EVEN DATE HEREWITH, THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENSE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO YOUBET.COM, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

               (a) The Warrant Shares shall bear a legend which shall be in substantially the following form until such shares are covered by an effective registration statement filed with the SEC:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR IF APPLICABLE, STATE SECURITIES LAWS, THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND APPLICABLE STATE LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO YOUBET.COM, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

               (b) The Warrant shall bear the following legend:

"THIS WARRANT AND THE COMMON SHARED ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. EXCEPT AS PROVIDED IN SECTION 2(E) OF THE SECURITIES PURCHASE AGREMENT, DATAED AS OF AN EVEN DATE HEREWITH, THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENSE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT OR THE UNDERLYING SHARES OF COMMON STOCK UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONBALY SATISFACTORY TO THAT SUCH REGISTRATION IS NOT REQUIRED."

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     The Legend shall be removed and the Company will issue certificates without the Legend in accordance with Section 5(b).

               g. Authorization; Enforcement. The Transaction Documents have
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been duly and validly authorized, executed and delivered by the Purchaser and are each and collectively valid and binding agreements of the Purchaser enforceable in accordance with their terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

               h. Brokers. The Purchaser has taken no action that would give
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rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement and the transactions contemplated hereby.

          3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company understands, agrees with, and represents and warrants to the Purchaser that:

               a. Organization and Qualification. The Company and its
                  ------------------------------
subsidiaries are duly organized and existing in good standing under the laws of the respective jurisdictions in which they are incorporated and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiary is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. "Material Adverse Effect" as used herein means any material adverse effect on the operations, properties or financial condition of the Company and its subsidiaries taken as a whole. The Company has complied with all requirements of the SEC, the National Association of Securities Dealers applicable blue sky laws and the Nasdaq with respect to the issuance of the Securities.

               b. Authorization; Enforcement. (i) the Company has the requisite
                  --------------------------
corporate power and authority to enter into and perform the Transaction Documents to issue and sell the Note and the Warrant in accordance with the terms hereof, and to perform its obligations under the Note and the Warrant in accordance with the requirements of the same, (ii) the execution, delivery and performance of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, (iii) the Transaction Documents, have been duly and validly authorized, executed and delivered by the Company, and (iv) the Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting, generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application.

               c. Capitalization. As of the date hereof, the authorized capital
                  --------------
stock of the Company consists of 100,000,000 shares of Common Stock of which 19,537,950 shares were issued and outstanding; and 1,000,000 shares of preferred stock, par value $.001, of which there are no shares outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. No shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances. Except as disclosed in
Schedule 3(c) attached, as of the effective date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any

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of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities, and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except as disclosed in Schedule 3(c) attached and as provided herein and in the Registration Rights Agreement).

               d. Acknowledgment Regarding Purchaser's Purchase of the
                  -----------------------------------------------------
Securities. The Company acknowledges and agrees that the Purchaser is not acting
----------
as financial advisor to or fiduciary of the Company (or in any similar capacity with respect to this Agreement or the transactions contemplated hereby), that this Agreement and the transactions contemplated hereby, and the relationship between the Purchaser and the Company, are and will be considered "arms-length" notwithstanding any other or prior agreements or nexus between the Purchaser and the Company, whether or not disclosed, and that any statement made by the Purchaser, or any of its representatives or agents, in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation, is merely incidental to The Purchaser' purchase of the Securities and has not been relied upon in any way by the Company, its officers or directors. The Company further represents to the Purchaser that the Company's decision to enter into this Agreement and the transactions contemplated hereby have been based solely upon an independent evaluation by the Company, its officers and directors.

               e. Investment Company Act. Neither the Company nor any of its
                  ----------------------
subsidiaries is subject to regulation under The Investment Company Act of 1940, as amended.

               f. No Integrated Offering. Neither the Company, nor any of its
                  ----------------------
affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any Securities or solicited any offers to buy any Securities under circumstances which would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from registration under the Securities Act and specifically in accordance with the provisions of Regulation D. The transactions contemplated hereby are exempt from the registration requirements of the Securities Act and all state securities laws, assuming the accuracy of the representations and warranties contained herein of the Purchaser.

               g. No Conflicts. The execution, delivery and performance of this
                  ------------
Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Certificate of Incorporation or Bylaws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect).

               h. Consents. Except as set forth in Schedule 3(h) and the filing
                  --------
of a Form D with the United States Securities and Exchange Commission, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under the Transaction Documents.

               i. SEC Reports. The Company has filed all proxy statements,
                  -----------
reports and other documents required to be filed by it under the Exchange Act. The Company has furnished the

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Purchaser with copies of (i) its Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and a draft of its Annual Report on Form 10-K for the fiscal year ended December 31, 2001; and (ii) its Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2001, June 30, 2001 and September 30, 2001 (collectively, the "SEC Reports"). Each SEC Report was in substantial compliance with the requirements of its respective form and none of the SEC Reports, nor the financial statements (and the notes thereto) included in the SEC Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               j. Listing. The Company's Common Stock is listed for trading on
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The Nasdaq National Market. The Company has received notice that its Common
Stock will be delisted from the Nasdaq National Market on the grounds that the Common Stock does not meet all requirements for the continuation of such listing.

               k. Absence of Certain Changes. Since the date of the financial
                  --------------------------
statements, there has been no material adverse change and no material adverse development in the business, properties, operation, financial condition, results of operations or prospects of the Company; provided that the Company must raise additional cash to continue its operations and expects that its auditor will express doubt regarding the Company's ability to continue as a going concern in its report on the Company's financial statements for the year ended December 31, 2001.

               l. Absence of Litigation. Except as set forth in Schedule 3(l)
                  ---------------------
and in the Company's filings with the United States Securities and Exchange Commission, which Purchaser has reviewed, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein.

               m. Brokers; No General Solicitation. The Company has taken no
                  --------------------------------
action that would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement and the transactions contemplated hereby. Neither the Company nor any distributor participating on the Company's behalf in the transactions contemplated hereby nor any person acting for the Company, or any such distributor, has conducted any "general solicitation," as described in Rule 502(c) under Regulation D, with respect to the securities being offered hereby.

               n. Title to Assets and Liens. Except as set forth on Schedule
                  -------------------------
3(n), the Company has good and marketable title to the Assets owned by it and the valid and enforceable right to receive and/or use each of the Assets in which the Company has any other interest, free and clear of all Liens. As used herein (i) "Liens" shall mean any lien, encumbrance, pledge, mortgage, security interest, lease, charge, conditional sales contract, option, restriction, reversionary interest, right of first refusal, voting trust arrangement, preemptive right, claim under bailment or storage contract, easement or any other adverse claim or right whatsoever; and (ii) "Assets" shall mean all of the goodwill, assets, properties and rights of every nature, kind and description, whether tangible or intangible, real, personal or mixed, wherever located and whether or not carried or reflected on the books and records of the Company, which are owned by the Company or in which the Company has any interest (including the right to use).

          4.   COVENANTS.

               a. Best Efforts. Each party shall use its best efforts timely to
                  ------------
satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

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               b. Securities Laws. The Company agrees to timely file all reports
                  ---------------
and other documents required to be filed with the SEC, specifically, a Form D
(or equivalent form required by applicable state law) with respect to the Securities if and as required under Regulation D and applicable state securities laws and to provide a copy thereof to the Purchaser promptly after such filing.

               c. Reporting Status. As of the date of this Agreement, the
                  ----------------
Company is subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). So long as the Purchaser beneficially owns any of the Securities, the Company shall file all reports required to be filed by the Company with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations hereunder would permit such termination.

               d. Expenses. Except as set forth in Section 8(m), each party
                  --------
shall pay their own respective expenses in connection with the transactions contemplated by the Agreement.

               e. Resignation. Concurrently with the signing of this Agreement,
                  -----------
Mr. Robert Fell shall execute the Resignation Agreement in the form of Exhibit F attached hereto, pursuant to which he agrees to resign as a director and Chairman of the Board of Directors of the Company at the Closing.

               f. Board Appointments. The Company agrees that for ninety (90)
                  ------------------
days from the date of the Closing, David Marshall may appoint up to three (3) members to the Board of Directors of the Company, subject to reasonable due diligence of each such appointee.

               g. Hermann Employment Agreement. Upon consummation of the
                  ----------------------------
purchase and sale of the Note and Warrant the Company shall enter into an Employment Agreement with Philip Hermann in the form attached hereto as Exhibit G.

          5.   LEGEND AND TRANSFER INSTRUCTIONS.

               a. Transfer Agent Instructions. All certificates shall bear the
                  ---------------------------
restrictive legend specified in Section 2(f) of this Agreement only to the extent required by applicable law and as specified in the Transaction Documents. The Company warrants that no instruction other than such instructions referred to in this Section 5 will be given by the Company to its transfer agent and that the Warrant Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent permitted by applicable law and provided by this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way any Purchaser's obligations and agreement to comply with all applicable securities laws upon resale of the Warrant Shares. If the Purchaser (x) provides the Company with an opinion of counsel reasonably satisfactory to the Company that registration by the Purchaser of the Warrant Shares is not required under the Securities Act, or (y) transfers Securities to an affiliate which is an accredited investor (in accordance with the provisions of this Agreement) or in compliance with Rule 144, then in either instance the Company shall permit the said transfer, and if applicable promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Purchaser.

               b. Removal of Legends. The Legend shall be removed and the
                  ------------------
Company shall issue a certificate without such Legend to the holder of any Warrant Share upon which it is stamped, and a certificate for a Share shall be originally issued without the Legend, if, unless otherwise required by state securities laws, (x) the sale of such Warrant Share is registered under the Securities Act, or (y) such

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holder provides the Company with an opinion by counsel reasonably satisfactory to the Company, that is in form, substance and scope reasonably satisfactory to the Company, to the effect that a public sale or transfer of such Warrant Share may be made without registration under the Securities Act or (z) such holder provides the Company with assurances reasonably satisfactory to the Company and its counsel, that such Share can be sold pursuant to Rule 144. The Purchaser agrees that its sale of all Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, shall be made only pursuant to an effective registration statement (and to deliver a prospectus in connection with such sale) or in compliance with an exemption from the registration requirements of the Securities Act. In the event the Legend is removed from any Warrant Share or any Warrant Share is issued without the Legend and thereafter the effectiveness of a registration statement covering the sales of such Warrant Share is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to the holder of such Warrant Share, the Company shall be entitled to require that the Legend be placed upon any such Warrant Share which cannot then be sold pursuant to an effective registration statement or Rule 144 or with respect to which the opinion referred to in clause (y) next above has not been rendered, which Legend shall be removed when such Warrant Share may be sold pursuant to an effective registration statement or Rule 144 (or such holder provides the opinion with respect thereto described in clause (y) next above.

               c. Injunctive Relief for Breach. The Company acknowledges that
                  ----------------------------
the remedy at law for a breach of its obligations under Sections 5(a) and 5(b) above will cause irreparable harm to the Purchaser by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly the Company agrees that the remedy at law for a breach of its obligations under such Sections would be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of such Sections, the Purchaser shall be entitled, in addition to all other remedies at law or in equity, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other Warrant Share being required.

          6.   CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

     The obligations of the Company hereunder are subject to the satisfaction, on or before the Closing, unless otherwise specified, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

               a. The parties shall have executed this Agreement, the Security Agreement and the Registration Rights Agreement.

               b. The representations and warranties of the Purchaser shall be true and correct in all material respects as of the Closing as though made at that time (except for representations and warranties that speak as of a specific date). The Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by The Purchaser at or prior to the Closing.

               c. The Purchaser shall have provided a schedule of its designees, if any.

               d. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated herein.

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               e. All consents, approval, authorizations and orders required to be obtained and all registrations, filings and notices required to be made with or given to any regulatory authority or person as provided herein shall have been made.

          7.   CONDITIONS TO THE PURCHASER'S OBLIGATION TO PURCHASE.

     The obligations of the Purchaser are subject to the satisfaction, on or before the Closing, unless otherwise specified, of each of the following conditions, provided that these conditions are for the sole benefit of the Purchaser and may be waived by the Purchaser at any time in its sole discretion:

               a. The Company shall have executed this Agreement, the Security Agreement and the Registration Rights Agreement and shall have issued and delivered the Note and the Warrant.

               b. The representations and warranties of the Company shall be true and correct in all material respects as of the Closing (except for representations and warranties that speak as of a specific date). The Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing. The Purchaser may require a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing, to the foregoing effect and as to such other matters as may be reasonably requested by the Purchaser.

               c. The Common Stock shall not have been suspended by the SEC or other relevant regulatory agency.

               d. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated herein.

               e. David Marshall shall have been elected Chairman of the Board of Directors and appointed the sole Chief Executive Officer of the Company.

               f. All consents, approval, authorizations and orders required to be obtained and all registrations, filings and notices required to be made with or given to any regulatory authority or person as provided herein shall have been made.

          8.   GOVERNING LAW; MISCELLANEOUS.

               a. Governing Law and Venue. This Agreement shall be governed by
                  -----------------------
and interpreted in accordance with the laws of the State of California without regard to the principles of conflict of laws. In the event of any litigation regarding the interpretation or application of this Agreement, the parties irrevocably consent to jurisdiction in any of the state or federal courts located in the City of Los Angeles, State of California and waive their rights to object to venue in any such court, regardless of the convenience or inconvenience thereof to any party. Service of process in any civil action relating to or arising out of this Agreement (including also all Exhibits or Schedules hereto) or the transaction(s) contemplated herein may be accomplished in any manner provided by law. The parties hereto agree that a final, non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

               b. Counterparts. This Agreement may be executed in two or more
                  ------------
identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and signature pages from such counterparts have been delivered.

               c. Headings; Gender, Etc. The headings of this Agreement are for
                  ---------------------
convenience of reference and shall not form a part of, or affect the interpretation of this Agreement. As used herein, the masculine shall refer to the feminine and neuter, the feminine to the masculine and neuter, and the neuter to the masculine and feminine, as the context may require. As used herein, unless the context clearly requires otherwise, the words "herein," "hereunder" and "hereby," shall refer to this entire Agreement and not only to the Section or paragraph in which such word appears. If any date specified herein falls upon a Saturday, Sunday or public or legal holidays, the date shall be construed to mean the next business day following such Saturday, Sunday or public or legal holiday. For purposes of this Agreement, a "business day" is any day other than a Saturday, Sunday or public or legal holiday.

               d. Severability. If any provision of this Agreement shall be
                  ------------
invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

               e. Entire Agreement; Amendments. This Agreement and the
                  ----------------------------
instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

               f. Notices. Any notices required or permitted to be given under
                  -------
the terms of this Agreement shall be sent by U.S. Mail or delivered personally or by courier or via facsimile (if via facsimile, to be followed within three
(3) business days by an original of the notice document via U.S. Mail or courier) and shall be effective five (5) days after being placed in the mail, if mailed, certified or registered, return receipt requested, or upon receipt, if delivered personally or by courier or by facsimile, in each case properly addressed to the party to receive the same. The addresses for such communications shall be:

If to the Company:    Youbet.com, Inc.
                      5901 DeSoto Avenue
                      Woodland Hills, CA  91367
                      Telephone: (818) 668-2100
                      Facsimile: (818) 668-2101

If to the Purchaser, at the address on Exhibit A of this Agreement. Each party shall provide written notice to the other party of any change in address.

               g. Successors and Assigns. This Agreement shall be binding upon
                  ----------------------
and inure to the benefit of the parties and their respective successors and assigns. Neither the Company nor the Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other (which consent shall not be unreasonably withheld), and in any event any assignee of the Purchaser shall be an accredited investor (as defined in Regulation D), in the written opinion of counsel who is reasonably satisfactory to Company and in form, substance and scope reasonably satisfactory to the Company. Notwithstanding anything herein to the contrary, Purchaser may pledge the

Securities as collateral for a bona fide loan with a third party lender, and such pledge shall not be considered an assignment in violation of this Agreement so long as it is made in compliance with all applicable law.

               h. No Third Party Beneficiaries. This Agreement is intended for
                  ----------------------------
the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

               i. Survival. Unless this Agreement is terminated under Section
                  --------
8(1), the representations and warranties of the Company and the Purchaser contained in Sections 2 and 3 and the agreements and covenants set forth in Sections 4, 5 and 8 shall survive the final Closing of the purchase and sale of Securities purchased and sold hereby.

               j. Publicity. The Company and the Purchaser shall have the right
                  ---------
to review before issuance by the other, any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without prior consultation with or approval of the Purchaser, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations.

               k. Further Assurance. Each party shall do and perform, or cause
                  -----------------
to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

               l. Remedies. No provision of this Agreement providing for any
                  --------
specific remedy to a party shall be construed to limit such party to the specific remedy described, and any other remedy that would otherwise be available to such party at law or in equity shall be so available. Nothing in this Agreement shall limit any rights a party may have with any applicable federal or state securities laws with respect to the transactions contemplated hereby.

               m. Purchaser's Legal Fees. At the Closing, the Purchaser shall be
                  ----------------------
entitled to deduct from the amount advanced to the Company at the Closing the amount of legal fees and expenses incurred by the Purchaser's legal counsel, Loeb & Loeb LLP in connection with the preparation and negotiation of this Agreement and the other collateral documents and the transactions provided for herein up to $10,000.

               n. Termination. Either party may terminate this Agreement upon
                  -----------
written notice to the other party. Except for the obligation to deliver the Deposit as provided herein, upon termination of this Agreement, this Agreement will forthwith become null and void and there will be no liability or obligation on the part of the parties hereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Purchaser and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

                                         YOUBET.COM, INC.


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                         DAVID MARSHALL, INC.:


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                  Schedule 3(c)

--------------------------------------------------------------------------------
                                 Capitalization
                                 March 12, 2002
--------------------------------------------------------------------------------
Common stock outstanding                                              19,537,950
--------------------------------------------------------------------------------
Stock options and warrants
--------------------------------------------------------------------------------
 Stock options                                                         3,195,286
--------------------------------------------------------------------------------
 Warrants                                                             33,202,022
--------------------------------------------------------------------------------
Total                                                                 55,935,258
----------------------------------------------------------------------==========
Warrants
--------------------------------------------------------------------------------
 TVG (1)
--------------------------------------------------------------------------------
  First warrant                                                        3,884,650
--------------------------------------------------------------------------------
  Second warrant                                                      24,081,312
--------------------------------------------------------------------------------
  Total                                                               27,965,962
--------------------------------------------------------------------------------
 Others                                                                5,236,060
--------------------------------------------------------------------------------
 Total                                                                33,202,022
----------------------------------------------------------------------==========
(1) The number of TVG warrants will increase if the company issues additional securities.
--------------------------------------------------------------------------------

Schedule 3(h)
Consents

     . The Company may have to file a transaction notice under Section 25102 of the California Corporations Code. The Company may be required to make additional filings under applicable state securities laws.

     . The Company may have to file a Form D with the Securities and Exchange Commission and comply with certain Blue Sky requirements.

                                  Schedule 3(l)
                                   Litigation

..    The Company was served with a complaint by SRC Advertising, Inc. (SRC
     Advertising, Inc. v. Youbet.com, Los Angles Superior Court BC 268486). The Complaint seeks damages arising from an alledged breach of an agreement between the parties.

..    The Company received a letter from counsel to the Financial Relations Board seeking payment of outstanding invoices in the amount of $89,308

..    Thorougbred Sports Network, Inc.

                                    EXHIBIT A

                               PURCHASER/DESIGNEE

To be provided by the Purchaser prior to the Closing

                                    EXHIBIT B

                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (the "Agreement") is made and entered
into as of the       day of March   , 2002 by and among Youbet.com, Inc. a
               -----              --
Delaware corporation, (the "Company") and persons listed in Exhibit A (collectively the "Investor").

                                    RECITALS

     A.   Reference is made to that certain Securities Purchase Agreement dated
          as of March   , 2002 (the "Purchase Agreement") by and between the
                      --
          Company and the Investor.

     B. To induce Investor to consent to the execution of the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended.

                                    AGREEMENT

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all parties hereto, the Company and the Investor hereby agree as follows:

          1.   CERTAIN DEFINITIONS

     As used in this Agreement, the following terms shall have the following meanings:

          "Commission" shall mean the Securities and Exchange Commission or any
           ----------
other federal agency at the time administering the Securities Act.

          "Company's Common Stock" or "Common Stock" shall mean the Common Stock
           ----------------------      ------------
of the Company.

          A "Controlling Person" of a particular entity shall mean a person that
             ------------------
controls such entity within the meaning of Section 15 of the Securities Act.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended.

          "Holder" shall mean Investor and any other person holding Registrable
           ------
Securities to whom the rights under the Agreement have been transferred in accordance with Section 9.

          "Registrable Securities" shall mean any Common Stock of the Company
           ----------------------
issued or issuable upon exercise of the Warrant or in respect of such common stock upon any stock split, stock dividend, recapitalization, or similar event; provided, however, that shares of Common Stock or other securities shall only be
--------  -------
treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker, dealer or underwriter in a public distribution or a public securities transaction, or (B) sold, or are otherwise available for sale in the opinion of counsel to the Company, in a transaction (including, without limitation a Rule 144 transaction) exempt from

Exhibit 10.31

registration and prospectus delivery requirements, and any restrictive legends with respect thereto are removed upon the consummation of such sale, or (C) sold by a Holder without compliance with Section 8 hereof.

          The terms "register," "registered" and "registration" shall refer to a
                     --------    ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

          "Registration Expenses" shall mean all expenses, except as otherwise
           ---------------------
stated below, incurred by the Company in complying with Section 3 including, without limitation all registration, qualification and filing fees, printing expenses, escrow fees, messenger and delivery expenses, fees and disbursements of counsel, accountants, investment bankers and other person retained by the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Selling Expenses" shall mean all underwriting discounts, selling
           ----------------
commissions and stock transfer taxes applicable to the securities registered by the Holders.

          "Warrant Shares" means the shares of Common Stock issuable upon
           --------------
exercise of the Warrant issued in connection with the Purchase Agreement.

     Any other capitalized terms used herein that are not otherwise defined above shall have the meaning set forth in the Purchase Agreement.

          2.   SECURITIES SUBJECT TO THIS AGREEMENT

               a. Registrable Securities. The securities entitled to the
                  ----------------------
benefits of this Agreement are the Registrable Note Securities (collectively, the "Registrable Securities").

               b. Holders of Registrable Securities. A Person is deemed to be a
                  ---------------------------------
holder of Registrable Securities whenever such Person owns Registrable Securities or has the right to acquire such Registrable Securities, whether or not such acquisition has actually been effected and disregarding any legal restrictions upon the exercise of such right.

          3.   PIGGYBACK REGISTRATIONS

               a. Notice and Request to Piggyback. Whenever the Company files
                  -------------------------------
any Registration Statement with the Securities and Exchange Commission, other than (i) a registration statement on Form S-8 or otherwise relating solely to employee benefit plans or (ii) a registration statement on any other form which does not permit secondary sales, the Company will give written notice to all holders of Registrable Securities of its intention to effect such a registration not later than Fifteen (15) days prior to the anticipated filing date and offer to such holders of Registrable Securities the opportunity to register the number of Registrable Securities as each such holder may request (a "Piggyback Registration"). Subject to the provisions of the Section 3, the Company will include in such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) business days after the receipt by the applicable holder of the Company's notice.

Exhibit 10.31

     All Persons whose securities are included in the Piggyback Registration shall be obligated to sell their securities on the same terms and conditions as apply to the securities being issued and sold by the Company.

               b. Priority on Primary Registration. In the case of any
                  --------------------------------
underwritten offering, if the managing underwriters advise the Company in writing that in their opinion the total number of shares of Common Stock requested to be included in such registration exceeds the number of shares of Common Stock which can be sold in such offering, the Company will include in such registration:

               (a) first, all shares of Common Stock the Company proposes to sell;

               (b) second, all shares of Common Stock of holders (including holders of options and warrants to purchase common stock) who have superior registration rights in such underwriting; and

               (c) third, the Registrable Securities and such other shares of Common Stock requested to be included in such registration in excess of the number of shares of Common Stock the Company or such holders of superior registration rights propose to sell which, in the opinion of such underwriters, can be sold.

               c. Selection of Underwriters. The Company, in its sole
                  -------------------------
discretion, will have the right to select the investment banker or investment bankers and manager or managers to administer the offering.

               d. Underwriting Agreement. If Holders elect to participate in an
                  ----------------------
underwritten public offering pursuant to this Section 3, all Holders proposing to distribute their Registrable Securities through the applicable Piggyback Registration shall enter into, and perform such obligations set forth in an underwriting agreement in customary form, including, without limitation, indemnification and contribution obligations, with the managing underwriter(s) selected by the Company for such underwritten public offering.

          4.   EXPENSES OF REGISTRATION

     All Selling Expenses relating to securities registered on behalf of the Holders in connection with registrations pursuant to Section 3 shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered, and all Registration Expenses in connection with registrations pursuant to the Agreement shall be borne by the Company, provided that the fees and expenses of counsel, accountants, advisers and other persons retained by the Holders to represent them in connection with any registrations pursuant to
Section 3, and the expenses of special audits, if any, required exclusively by the inclusion of the Registrable Securities in any registration pursuant to
Section 3, shall be borne by the Holders in proportion to the aggregate selling price of the Registrable Securities of each Holder to be so registered.

          5.   REGISTRATION PROCEDURES

     In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. Additionally, the Company will furnish to the Holders participating in such registration and to the

Exhibit 10.31

underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such Holders and underwriters may reasonably request in order to facilitate the public offering of such securities.

          6.   INDEMNIFICATION

               a. Indemnification. To the extent permitted by law, each party
                  ---------------
will indemnify the other party and each of its respective officers, directors, Investors, employees, representatives and partners, and each Controlling Person, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each Controlling Person of any underwriter, against all reasonable expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in any investigation or inquiry or in any settlement of any litigation commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by of the Securities Act, the Exchange Act, or any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law applicable in connection with any such registration, qualification or compliance, and each party will reimburse the other party and each of its respective officers, directors, Investors, employees, representatives and partners, and each such Controlling Person, each such underwriter and each such Controlling Person of any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 6 shall not (i) apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the other party (which consent shall not be unreasonably withheld); (ii) apply to any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished to the other party expressly for use in connection with such registration, underwriter, or controlling person; or (iii) inure to the benefit of any underwriter from whom the person asserting any such loss, claim, damage or liability purchased the Registrable Securities which are the subject thereof (or to the benefit of any person controlling such underwriter) with respect to a preliminary prospectus or final prospectus if such underwriter (if required by the Act) failed to send or give a copy of the most recent prospectus, if the most recent prospectus furnished by the Company shall correct the untrue statement or alleged untrue statement or omission or alleged omission which is the basis of the loss, claim, damage, liability, or action for which indemnification is sought, to such person at or prior to the written confirmation of the sale of such Registrable Securities to such person.

     Notwithstanding the foregoing, in the case of a registration under Section 3 the liability of any selling Holder of Registrable Securities under this
Section 6 shall be limited to an amount equal to the net proceeds received by such Holder for securities sold by it in such offering, unless such liability arises out of or is based on willful conduct of the Holder or its officers, directors, agents or employees. Furthermore, the Company shall only be obligated under this Section 6 to pay the legal expenses of one law firm which has been chosen to represent all of the Holders.

Exhibit 10.31

               b. Defense of Claims. Each party entitled to indemnification
                  -----------------
under Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under the Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. Notwithstanding the foregoing, however, (i) if the Indemnified Party reasonably determines that there may be a conflict between the positions of the Indemnifying Party and of the Indemnified Party in connection with the defense of such action, suit, investigation, inquiry or other proceeding or that there may be legal defenses available to such Indemnified Party different from or in addition to those available to the Indemnifying Party, then, at the sole cost and expense of such Indemnified Party, counsel for the Indemnified Party shall be entitled to conduct a defense to the extent reasonably determined by such counsel to be necessary to protect the interest of the Indemnified Party, and (ii) in any event, the Indemnified Party shall be entitled to have counsel chosen by such Indemnified Party participate in, but not to conduct, the defense. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as a unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

          7.   INFORMATION FROM HOLDERS

     The Holder or Holders of Registrable Securities included in any registration shall, as a condition precedent to the Company's obligation to register the securities of such Holder or Holders, furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement. At the request of the Company, each Holder who is including any Registrable Securities in the registration shall deposit in escrow with an escrow agent chosen by the Company those Registrable Securities which such Holder proposes to sell, accompanied by an irrevocable power of attorney authorizing the escrow agent to, without limitation, sell such Registrable Securities to the underwriter upon the effectiveness of the registration statement.

          8.   TRANSFER OF REGISTRATION RIGHTS

     The rights to cause the Company to register securities granted to Holders under Section 3 may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by a Holder, provided that:
(i) such transfer may otherwise be effected in accordance with applicable securities laws, and (ii) written notice thereof is promptly given to the Company. Notwithstanding the foregoing, the rights to cause the Company to register securities may be assigned to any constituent partner or affiliate of a Holder, without compliance with item (ii) above, provided written notice thereof is promptly given to the Company.

Exhibit 10.31

          9.   COMPLIANCE WITH RULE 144

     The Company covenants that it shall (a) file any reports required to be filed by it under the Exchange Act and (b) take such further action as each Holder of Registrable Securities may reasonably request (including providing any information necessary to comply with Rule 144 under the Securities Act), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (ii) any similar rules or regulations hereafter adopted by the SEC. The Company shall, upon the request of any Holder of Registrable Securities, deliver to such Holder a written statement as to whether it has complied with such requirements.

          10.  MISCELLANEOUS

               a. Remedies. Each Holder of Registrable Securities, in addition
                  --------
to being entitled to exercise all rights provided herein and in the Purchase Agreement, or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. However, no Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration proposed to be undertaken by the Company as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

               b. No Inconsistent Agreements. The Company will not on or after
                  --------------------------
the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any such agreements.

               c. Adjustments Affecting Registrable Securities. The Company will
                  --------------------------------------------
not take any action, or permit any change to occur, with respect to the Registrable Securities which would adversely affect the ability of the Holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement.

               d. Amendments and Waivers. The provisions of this Agreement,
                  ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least 66-2/3% of the Registrable Securities.

               e. Notices. All notices and other communications provided for or
                  -------
permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

               (a) if to a Holder of Registrable Securities, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 10, which address initially is set forth on Exhibit A.

Exhibit 10.31

and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 10.

               (b) if to the Company:

               Youbet.com, Inc.
               5901 DeSoto Avenue
               Woodland Hills, CA  91367
               Facsimile No.: (818) 668-2101

and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 10.

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

               f. Successors and Assigns. Subject to the provisions of Section 8
                  ----------------------
hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Registrable Securities.

               g. Counterparts. This Agreement may be executed in any number of
                  ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

               h. Headings. The headings of this Agreement are for convenience
                  --------
of reference only and shall not limit or otherwise affect the meaning hereof.

               i. Governing Law and Venue. This Agreement shall be governed by
                  -----------------------
and interpreted in accordance with the laws of the State of California without regard to the principles of conflict of laws. In the event of any litigation regarding the interpretation or application of this Agreement, the parties irrevocably consent to jurisdiction in any of the state or federal courts located in the City of Los Angeles, State of California and waive their rights to object to venue in any such court, regardless of the convenience or inconvenience thereof to any party. Service of process in any civil action relating to or arising out of this Agreement (including also all Exhibits or Schedules hereto) or the transaction(s) contemplated herein may be accomplished in any manner provided by law. The parties hereto agree that a final, non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

               j. Severability. In the event that any one or more of the
                  ------------
provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

Exhibit 10.31

               k. Entire Agreement. This Agreement is intended by the parties as
                  ----------------
a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understanding between the parties with respect to such subject matter.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                                YOUBET.COM, INC.
                                                a Delaware Corporation


                                                By:
                                                   -----------------------------
                                                     Name:
                                                     Title


                                                "PURCHASER"


                                                By:
                                                   -----------------------------
                                                     Name:
                                                     Title:

                                    EXHIBIT C

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR, IF APPLICABLE, STATE SECUIRITES LAWS. THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO YOUBET.COM, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

                                      NOTE
                                      ----

          FOR VALUE RECEIVED, Youbet.com, Inc. a Delaware corporation
("Borrower"), hereby promises to pay to                     (the "Holder") or
                                        -------------------
order, without demand, the sum of                     ($__________), with
                                  -------------------
interest at the rate of 12% per annum, on March   , 2003 (the "Maturity Date").
                                                --

          The following terms shall apply to this Note:

                                    ARTICLE I

                                     PAYMENT

          1.1 Acceleration. The entire principal amount and accrued interest,
              ------------
shall be due and payable if the Borrower raises more than $2,000,000, excluding the Note, in any ninety-day period prior to the Maturity Date.

          1.2 Maturity. On the Maturity Date, the entire principal amount shall
              --------
be paid to the Holder without offset or deduction of any kind.

          1.3 Prepayment. Any prepayment shall include all accrued interest to
              ----------
the date of such prepayment. This Note may be prepaid prior to the Maturity Date upon at least 15 days notice.

                                   ARTICLE II

                                EVENTS OF DEFAULT

          2.1 Events of Default. The occurrence of any of the following events
              -----------------
of default ("Event of Default") shall, at the option of the Holder hereof, make the principal balance then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable, all without demand, presentment or notice, or grace period, all of which hereby are expressly waived, except as set forth below:

          (a) Failure to Pay Principal. The Borrower fails to pay any
              ------------------------
installment of principal hereon when due and such failure continues for a period of ten (10) days after the due date.

          (b) Breach of Covenant. The Borrower breaches any material covenant or
              ------------------
other term or condition of this Note, the Securities Purchase Agreement entered into by the Holder and Borrower in connection with this Note (the "Securities Purchase Agreement"), the Security Agreement, Registration Rights Agreement and the Warrant, each dated as of the date

Exhibit 10.31

hereof, together with the Securities Purchase Agreement, (collectively, the "Transactional Documents") in any material respect and such breach, if subject to cure, continues for a period of ten (10) days after written notice to the Borrower from the Holder.

          (c) Breach of Representations and Warranties. Any material
              ----------------------------------------
representation or warranty of the Borrower made herein in any Transactional Document shall be false or misleading in any material respect.

          (d) Receiver or Trustee. The Borrower shall make an assignment for the
              -------------------
benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

          (e) Judgments. Any money judgment, writ or similar final process,
              ---------
other than the any such judgment arising from the SRC Advertising, Inc. matter, shall be entered or filed against Borrower or any of its property or other assets for more than $500,000, and shall remain unvacated, unbonded or unstayed for a period of forty-five (45) days.

          (f) Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation
              ----------
proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower and if instituted against Borrower are not dismissed within 60 days of initiation.

          (g) Cross Default. The Company shall default in any of its obligations
              -------------
under any mortgage, indenture or instrument, other than the lease for the premises located at 5901 DeSoto Avenue, Woodland Hills, California under which there may be issued any indebtedness of the Company in an amount exceeding $500,000 and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable.

          (h) Stop Trade. An SEC stop trade order or Principal Market trading
              ----------
suspension for a period of more than 10 business days.

          2.2 Enforcement. The Holder may thereupon proceed to protect and
              -----------
enforce its rights either by suit in equity and/or by action at law or by other appropriate proceedings whether for the specific performance (to the extent permitted by law) of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note, and proceed to enforce the payment of this Note held by it, and to enforce any other legal or equitable right of such Holder.

          2.3 Waiver; Release. Except as expressly provided for herein, the
              ---------------
Company specifically (i) waives all rights it may have (A) to notice of nonpayment, notice of default, demand, presentment, protest and notice of protest with respect to any of the obligations hereunder or the shares of Common Stock and (B) notice of acceptance hereof or of any other action taken in reliance hereon, notice and opportunity to be heard before the exercise by the Holder of the remedies of self-help, set-off, or other summary procedures and all other demands and notices of any type or description except for cure periods; and (ii) releases the Holder, its officers, directors, agents, employees and attorneys from all claims for loss or damage caused by any act or failure to act on the part of the Holder, its officers, attorneys, agents, directors and employees except for gross negligence or willful misconduct.

Exhibit 10.31

                                   ARTICLE III

                                  MISCELLANEOUS

          3.1 Failure or Indulgence Not Waiver. No failure or delay on the part
              --------------------------------
of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

          3.2 Notices. Any notice herein required or permitted to be given shall
              -------
be in writing and may be personally served or sent by fax transmission (with copy sent by certified or registered mail or by overnight courier). For the purposes hereof, the address and fax number of the Holder is as set forth on the first page hereof. The address and fax number of the Borrower shall be 5901 DeSoto Avenue, Woodland Hills, California 91367, facsimile number: (818) 668-2101. Both Holder and Borrower may change the address and fax number for service by service of notice to the other as herein provided.

          3.3 Amendment Provision. The term "Note" and all reference thereto, as
              -------------------
used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

          3.4 Assignability. This Note shall be binding upon the Borrower and
              -------------
its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns, and may be assigned by the Holder.

          3.5 Cost of Collection. If default is made in the payment of this
              ------------------
Note, Borrower shall pay the Holder hereof reasonable costs of collection, including reasonable attorneys' fees.

          3.6 Maximum Payments. Nothing contained herein shall be deemed to
              ----------------
establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

          3.7 Governing Law and Venue. This Note shall be governed by and
              -----------------------
interpreted in accordance with the laws of the State of California without regard to the principles of conflict of laws. In the event of any litigation regarding the interpretation or application of this Note, the parties irrevocably consent to jurisdiction in any of the state or federal courts located in the City of Los Angeles, State of California and waive their rights to object to venue in any such court, regardless of the convenience or inconvenience thereof to any party. Service of process in any civil action relating to or arising out of this Agreement or the transaction(s) contemplated herein may be accomplished in any manner provided by law. The parties hereto agree that a final, non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

Exhibit 10.31

     IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name
by its Chief Executive Officer on this       day of March   , 2002
                                       ------             --

                                                     YOUBET.COM, INC.


                                                     By:
                                                        ------------------------


WITNESS:


-------------------------

                                    EXHIBIT D

THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO YOUBET.COM, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

                       Right to Purchase          Shares of Common Stock of
                                        -------
                       Youbet.com,Inc.(subject to adjustment as provided herein)

                          COMMON STOCK PURCHASE WARRANT

No. 2002-1                                           Issue Date:  March   , 2002
                                                                        --

     YOUBET.COM, INC. a corporation organized under the laws of the State of Delaware (the "Company"), hereby certifies that, for value received, persons set forth on Exhibit A, or their assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company from and after the Issue Date of this Warrant and at any time or from time to time before 5:00 p.m., Los Angeles time, through five (5) years after such date (the "Expiration Date"), up
to          fully paid and nonassessable shares of Common Stock (as hereinafter
   ---------
defined), of the Company, at a purchase price of $.50 (the "Purchase Price").

     As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

     (a) The term "Company" shall include Youbet.com, Inc. and any corporation which shall succeed or assume the obligations of Youbet.com, Inc. hereunder.

     (b) The term "Common Stock" includes (a) the Company's Common Stock, as authorized on the date of the Securities Purchase Agreement referred to in
Section 9 hereof, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after such date, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even if the right so to vote has been suspended by the happening of such a contingency), (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise, and (d) shares of capital stock issued in lieu of cash dividends pursuant to the Certificate of Incorporation of the Company; (ii) shares of capital stock issued in connection with any stock split, reverse stock split, stock dividend or recapitalization of the Company.

                                                                   Exhibit 10.31

     (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

     1. Exercise of Warrant.
        -------------------

          1.1. Number of Shares Issuable upon Exercise. From and after the date
               ---------------------------------------
hereof through and including the Expiration Date, the holder hereof shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of subsection 1.2 or upon exercise of this Warrant in part in accordance with subsection 1.3, shares of Common Stock of the Company, subject to adjustment pursuant to Section 4.

          1.2. Exercise. This Warrant may be exercised in whole or in part by
               --------
the holder hereof by (a) delivery of an original or fax copy of the form of subscription attached as Exhibit A hereto (the "Subscription Form") duly executed by such Holder, to the Company at its principal office or at the office of its warrant agent (as provided hereinafter), accompanied by payment, in cash, wire transfer, or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price (as hereinafter defined) then in effect or (b) by delivery to the Company of a written notice of an election to effect a "Cashless Exercise" (as defined below) for the Warrant Shares. Certificates for the Warrant Shares so purchased shall be promptly delivered to the Holder within a reasonable time. The certificates so delivered shall be in such denominations as may be requested by the Holder and shall be registered in the name of such holder or such other name as shall be designated by such holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall (subject to Section 1.5 below), at its expense, at the time of delivery of such certificates, deliver to the Holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised. As used herein, "business day" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of Los Angeles, California are authorized or required by law or executive order to remain closed.

          1.3. Cashless Exercise. To effect a "Cashless Exercise", the Holder
               -----------------
shall indicate on the notice of the holder's intention to do so, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof. In the event of a Cashless Exercise, in lieu of paying the Warrant Price in cash, the holder shall surrender this Warrant or the portion hereof being exercised for that number of shares of Common Stock determined by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Fair Market Price per share of the Common Stock and the Warrant Price, and the denominator of which shall be the then current Fair Market Price per share of the Common Stock. For this purpose, the "Fair Market Price" of the Common Stock shall be the closing price of the Common Stock as reported by The Nasdaq National Market (or other exchange or market on which the Common Stock is principally traded) on the trading day immediately preceding the date of notice of exercise.

          1.4. Book Entry. Notwithstanding anything to the contrary set forth
               ----------
herein, so long as any Notes remain outstanding, upon exercise of any portion of this Warrant in accordance with the terms

                                                                   Exhibit 10.31

hereof, the Holder shall not be required to physically surrender this Warrant to the Company unless such holder is purchasing the full amount of Warrant Shares represented by this Warrant. The Holder and the Company shall maintain records showing the number of Warrant Shares so purchased hereunder and the dates of such purchases or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Warrant upon each such exercise. The Holder and any assignee, by acceptance of this Warrant or a new Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following exercise of any portion of this Warrant, the number of Warrant Shares which may be purchased upon exercise of this Warrant may be less than the number of Warrant Shares set forth on the face hereof.

          1.5. Company Acknowledgment. The Company will, at the time of the
               ----------------------
exercise of the Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

          1.6. Trustee for Warrant Holders. In the event that a bank or trust
               ---------------------------
company shall have been appointed as trustee for the holders of the Warrant pursuant to Subsection 3.2, such bank or trust company shall have all the powers and duties of a warrant agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this
Section 1.

          1.7. No Rights Prior to Exercise. This Warrant shall not entitle the
               ---------------------------
Holder to any voting or other rights as a stockholder of the Company.

     2. Delivery of Stock Certificates, etc. on Exercise. The Company agrees
        ------------------------------------------------
that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct in compliance with applicable Securities Laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 1 or otherwise.

     3. Adjustment for Reorganization, Consolidation, Merger, etc.
        ---------------------------------------------------------

          3.1. Reorganization, Consolidation, Merger, etc. In case at any time
               ------------------------------------------
or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the

                                                                   Exhibit 10.31

consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

          3.2. Dissolution. In the event of any dissolution of the Company
               -----------
following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of the Warrant after the effective date of such dissolution pursuant to this Section 3 to a bank or trust company having its principal office in Los Angeles, CA, as trustee for the holder or holders of the Warrant.

          3.3. Continuation of Terms. Upon any reorganization, consolidation,
               ---------------------
merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 4. In the event this Warrant does not continue in full force and effect after the consummation of the transaction described in this Section 3, then only in such event will the Company's securities and property (including cash, where applicable) receivable by the holders of the Warrant be delivered to the Trustee as contemplated by Section 3.2.

     4. Extraordinary Events Regarding Common Stock. In the event that the
        -------------------------------------------
Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be increased to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

                                                                   Exhibit 10.31

     5. Certificate as to Adjustments. In each case of any adjustment or
        -----------------------------
readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrant, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the holder of the Warrant and any Warrant agent of the Company (appointed pursuant to Section 11 hereof).

     6. Reservation of Stock, etc. Issuable on Exercise of Warrant; Financial
        -------------------------
Statements. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrant, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant.

     7. Assignment; Exchange of Warrant. Subject to compliance with applicable
        -------------------------------
Securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor") with respect to any or all of the Shares. On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "Transferor Endorsement Form") and together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable Securities Laws, the Company at its expense but with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new Warrant or a Warrant of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

     8. Replacement of Warrant. On receipt of evidence reasonably satisfactory
        ----------------------
to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     9. Registration Rights. The Holder of this Warrant has been granted certain
        -------------------
registration rights by the Company. These registration rights are set forth in a Registration Rights Agreement entered into by the Company and the Holder at or prior to the issue date of this Warrant. The terms of the Securities Purchase Agreement are incorporated herein by reference.

     11. Warrant Agent. The Company may, by written notice to the each holder of
         -------------
the Warrant, appoint an agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant

                                                                   Exhibit 10.31

pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

     12. Transfer on the Company's Books. Until this Warrant is transferred on
         -------------------------------
the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

     13. Notices, etc. All notices and other communications from the Company to
         ------------
the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

     14. Miscellaneous. This Warrant and any term hereof may be changed, waived,
         -------------
discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by and construed in accordance with the laws of State of California without regard to principles of conflicts of laws. Any action brought concerning the transactions contemplated by this Warrant shall be brought only in the state courts of Los Angeles or in the federal courts located in the State of California. The individuals executing this Warrant on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Warrant is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Warrant. The headings in this Warrant is for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. The Company acknowledges that legal counsel participated in the preparation of this Warrant and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Warrant to favor any party against the other party.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

                                                                   Exhibit 10.31

          IN WITNESS WHEREOF, the Company has executed this Warrantunder seal as of the date first written above.

                                                    YOUBET.COM, INC.


                                                    By:
                                                       -------------------------


Witness:


-----------------------

                                                                   Exhibit 10.31

                                                                       Exhibit A

                              FORM OF SUBSCRIPTION
                   (To be signed only on exercise of Warrant)

TO:  Youbet.com, Inc.

The undersigned, pursuant to the provisions set forth in the attached Warrant
(No.    ), hereby irrevocably elects to purchase (check applicable box):
    ----
               shares of the Common Stock covered by such Warrant; or
---   --------

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is
$           . Such payment takes the form of (check applicable box or boxes):
 -----------

        $         in lawful money of the United States; and/or
---      --------

    the cancellation of such portion of the attached Warrant as is exercisable
---
for a total of         shares of Common Stock (using a Fair Market Value of
               -------
$        per share for purposes of this calculation).
 -------

The undersigned requests that the certificates for such shares be issued in the
name of, and delivered to                        whose address is
                          ---------------------                   --------------
                                                                     .
---------------------------------------------------------------------

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act") or pursuant to an exemption from registration under the Securities Act.


Dated:
      ------------------           ---------------------------------------------
                                   (Signature must conform to name of holder as specified on the face of the Warrant)

                                   -------------------------------------
                                   (Address)

                                                                       Exhibit B

                         FORM OF TRANSFEROR ENDORSEMENT
                   (To be signed only on transfer of Warrant)

          For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of Youbet.com, Inc. to which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of Youbet.com, Inc. with full power of substitution in the premises.

================================================================================
     Transferees                   Percentage                  Number
     -----------                   Transferred              Transferred
                                   -----------              -----------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

Dated:                  ,
       -----------------  ----                  --------------------------------
    (Signature must conform to name of holder as specified on the face of the warrant)

Signed in the presence of:


-------------------------------      -------------------------------------------
         (Name)                                    (address)


                                     -------------------------------------------
ACCEPTED AND AGREED:                               (address)
[TRANSFEREE]


-------------------------------
         (Name)

                                    EXHIBIT E

                               SECURITY AGREEMENT

     This Security Agreement (the "Agreement"), dated for identification
purposes only March    , 2002, is entered into by and between Youbet.com, Inc. a
                    --
Delaware corporation ("Debtor"), and David Marshall, Inc., a California corporation or its designee (each a "Lender").

                                    RECITALS
                                    --------

     A. The Lender has made a loan to Debtor (the "Loan").

     B. The Loan is evidenced by that certain Note described on Schedule A hereto (the "Note") and executed by Debtor as the "Borrower" thereof, for the benefit the Lender or its designee as the "Holder" thereof.

     C. In order to induce the Lender to make the Loan, and as security for Debtor's performance of its obligations under the Note and as security for the repayment of the Loan and any and all other sums due from Debtor to Lender whether arising under the Note issued pursuant to a Securities Purchase Agreement entered into between Debtor and the Lender relating to the Note (the "Securities Purchase Agreement"), or pursuant to other written instruments and agreements entered into by the Debtor and a Lender, whether before or after the date hereof, and further specifically including all of the Debtor's obligations arising under the Note and the Securities Purchase Agreement relating thereto (collectively, the "Obligations"), Debtor, for good and valuable consideration, receipt of which is acknowledged, has agreed to grant to the Lender, a security interest in the Collateral (as such term is hereinafter defined), on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for such other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

          (a) Defined Terms. The following defined terms which are defined in
              -------------
the Uniform Commercial Code in effect in the State of California on the date hereof are used herein as so defined: Accounts, Chattel Paper, Documents, Equipment, General Intangibles, Instruments, Inventory and Proceeds.

          1.   Grant of General Security Interest in Collateral.
               ------------------------------------------------

               (a) As security for the Obligations, Debtor hereby grants to the Lender, a security interest in the Collateral.

               (b) "Collateral" shall mean all of the following property of the
Debtor:

               (c) All inventory, chattel paper, accounts, contract rights, equipment, all tangible and general intangibles and fixtures, whether presently held or acquired in the future;

               (d) All software, firmware, object codes, source codes and/or commented source codes with linking and compiling controls;

               (e) All trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held, including but not limited to all intellectual property;

               (f) All contracts arising out of the conduct of the business of Debtor;

               (g) All accounts receivable of Debtor;

               (h) Except as set forth on Schedule 1(h), all licenses or other rights to use any of the copyrights, patents or trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or right;

               (i) All proceeds and products of the foregoing, including without limitation, all payments under insurance or any indemnity or warranty payable in respect to any of the foregoing, and all general contract rights, intangibles and account proceeds, all goods, inventory, books and records and accounts receivable from any source; and

               (j) All other properties, tangible and intangible, not otherwise referred to above which are owned by Debtor or in which it has any interest and which relate primarily to the conduct of Debtor's business.

          2.   Perfection of Security Interest.
               -------------------------------

     Debtor shall execute and deliver to the Lender UCC-1 Financing Statements ("Financing Statement") assigning to the Lender security interests in Debtor's rights, title and interest in and to the Collateral.

          3.   Distribution on Liquidation.
               ---------------------------

     If any sum is paid as a liquidating distribution on or with respect to the Collateral, Debtor shall accept same in trust for the Lender and shall deliver same to the Lender to be applied to the Obligations then due, in accordance with the terms of the Note.

          4.   Further Action By Debtor; Covenants and Warranties.
               --------------------------------------------------

               (a) The Lender at all times shall have a perfected security interest in the Collateral which shall be prior to any other unperfected interest therein. Subject to the security interest described herein, Debtor has and will continue to have full title to the Collateral free from any liens, leases, encumbrances, judgments or other claims. Except as set forth on Schedule 15(a), the Lender's security interest in the Collateral constitutes and will continue to constitute a first, prior and indefeasible security interest in favor of the Lender. Debtor will do all acts and things, and will execute and file all instruments (including, but not limited to, security agreements, financing statements, continuation statements, etc.) reasonably requested by the Lender to establish, maintain and continue the perfected security interest of the Lender in the Collateral, and will promptly on demand, pay all costs and expenses of filing and recording, including the costs of any searches deemed necessary by the Lender from time to time to establish and determine the validity and the continuing priority of the security interest of the Lender.

               (b) Debtor shall not sell, transfer, assign or pledge those items of Collateral (other than Collateral, not to exceed $50,000 in value, sold in the ordinary course of the Debtors business) and Debtor shall not allow any such items to be sold, transferred, assigned or pledged, without the prior written consent of the Lender (other than Collateral, not to exceed $50,000 in value, sold in the ordinary course of the Debtors business). Although Proceeds of Collateral are covered by this Security Agreement, this shall not be construed to mean that the Lender consent to any sale of the Collateral.

               (c) Debtor shall, at all reasonable times, allow the Lender or its representatives free and complete access to all of Debtor 's records which in any way relate to the Collateral, for such inspection and examination as the Lender deems necessary.

               (d) Debtor at their sole cost and expense, will protect and defend this Security Agreement, all of the rights of the Lender hereunder, and the Collateral against the claims and demands of all other parties.

               (e) Debtor shall promptly notify the Lender of any levy, distraint or other seizure by legal process or otherwise of any part of the Collateral, and of any threatened or filed claims or proceedings that might in any way affect or impair any of the rights of the Lender under this Security Agreement.

               (f) Upon the request of the Lender, Debtor will furnish within ten (10) days thereafter to the Lender, or to any proposed assignee of this Security Agreement, a written statement in form satisfactory to the Lender, duly acknowledged, certifying the amount of the principal and interest then owing under the Obligations, whether any claims, offsets or defenses exist against the Obligations or against this Security Agreement, or any of the terms and provisions of any other agreement of Debtor securing the Obligations.

               (g) The Debtor shall, at Debtor's expense, make, execute, endorse, acknowledge, file and/or deliver to the Lender from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, as the Lender may reasonable require.

               (h) Debtor represents and warrants that it is the true and lawful exclusive owner of the Collateral, free and clear of any liens and encumbrances except as set forth in Schedule 3(n) to the Securities Purchase Agreement.

               (i) Except as provided in Section 4(b), Debtor hereby agrees not to divest itself of any right under the Collateral absent prior written approval of the Lender.

               (j) Debtor will cooperate and provide such certificate, resolutions, representations, legal opinions and all other matters necessary to facilitate a transfer or sale of any part of the Collateral.

          5.   Event of Default.
               ----------------

               (a) An event of default ("Event of Default") shall be deemed to have occurred hereunder upon the occurrence of any event of default as defined in the Note or Securities Purchase Agreement. Upon and after any Event of Default, after the applicable cure period, if any, any or all of the Obligations shall become immediately due and payable at the option of the Lender, the Lender may dispose of Collateral as provided below. A default by Debtor of any of their obligations pursuant to this Agreement including but not limited to the obligations set forth in Section 5 of this Agreement, or a misrepresentation by Debtor of a material fact stated herein, shall be deemed an Event of Default hereunder and an event of default as defined in the Obligations.

          6.   Disposition of Collateral.
               -------------------------

               (a) Upon and after any Event of Default which is then continuing,

               (b) The Lender may exercise their rights with respect to each and every component of the Collateral, without regard to the existence of any other security or source of payment for the Obligations or any other component of the Collateral. In addition to other rights and remedies provided for herein or otherwise available to it, the Lender shall have all of the rights and remedies of a lender on default under the Uniform Commercial Code then in effect in the State of California.

               (c) If any notice to Debtor of the sale or other disposition of Collateral is required by then applicable law, five (5) days' prior notice (or, if longer, the shortest period of time permitted by then applicable law) to Debtor of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made, shall constitute reasonable notification.

               (d) All cash proceeds received by the Lender in respect of any sale, collection or other enforcement or disposition of Collateral, shall be applied against the Obligations pro rata among the Lender in proportion
                                        --- ----
     to the interest in the Obligations. Upon payment in full of all Obligations, Debtor shall be entitled to the return of all Collateral, including cash, which has not been used or applied toward the payment of Obligations or used or applied to any and all costs or expenses of the Lender incurred in connection with the liquidation of the Collateral (unless another person is legally entitled thereto). Each Lender may purchase the Collateral at fair market value and pay for such purchase by offsetting any sums owed to such Lender by Debtor arising under the Obligations or any other source.

               (e) No exercise by the Lender of any right hereby given them, no dealing by the Lender with Debtor, Debtor or any other person, and no change, impairment or suspension of any right or remedy of the Lender shall in any way affect any of the obligations of Debtor hereunder or any Collateral furnished by Debtor or give Debtor any recourse against the Lender.

          8.   Collateral Agent.
               ----------------

     If the Lender shall assign its interest in the Notes, such assignee shall have the right to designate a "Collateral Agent". The Collateral Agent shall take any and all action deemed necessary to provide for the orderly administration of the Collateral and the enforcement of the rights and remedies of the assignees hereto.

          9.   Miscellaneous.
               -------------

               (a) Expenses. Debtor shall pay to the Lender, on demand, the
                   --------
amount of any and all reasonable expenses, including, without limitation, attorneys' fees and legal expenses, which the Lender may incur in connection with (a) sale, collection or other enforcement or disposition of Collateral; (b) exercise or enforcement of any the rights, remedies or powers of the Lender hereunder or with respect to any or all of the Obligations; or (c) failure by Debtor to perform and observe any agreements of Debtor contained herein which are performed by the Lender.

               (b) Waivers, Amendment and Remedies. No course of dealing by the
                   -------------------------------
Lender and no failure by the Lender to exercise, or delay by the Lender in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, remedy or power of the Lender. No amendment, modification or waiver of any provision of this Agreement and no consent to any departure by Debtor therefrom, shall, in any event, be effective unless contained in a writing signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The rights, remedies and powers of the Lender, not only hereunder, but also under any instruments and agreements evidencing or securing the Obligations and under applicable law are cumulative, and may be exercised by the Lender from time to time in such order as the Lender may elect.

               (c) Notices. Any notice or other communications under the
                   -------
provisions of this Agreement shall be given in writing and delivered to the recipient in person, by reputable overnight courier or delivery service, by facsimile machine (receipt conformed) with a copy sent by first class mail on the date of transmission, or by registered or certified mail, return receipt requested, directed to its address set forth below (or to any new address of which a party hereto shall have informed the other by the giving of notice in the manner provided herein):

               To Debtor:
                                             Youbet.com, Inc.
                                             5901 De Soto Avenue
                                             Woodland Hills, CA 91367
                                             Fax: (818) 668-2101

               To The Lender:                David Marshall, Inc.
                                             9229 Sunset Boulevard, Suite 505
                                             Los Angeles, CA 90069
                                             Fax (310) 573,9761

Any party may change its address by written notice in accordance with this paragraph.

               (d) Appointment of the Collateral Agent. The Lender hereby
                   -----------------------------------
designates Russell Fine, or his designee, as "Collateral Agent" and Russell Fine hereby accepts such appointment. The Collateral Agent, shall take any and all action deemed necessary to provide for the orderly administration of the Collateral, as defined in the Security Agreement, and the enforcement of the rights and remedies thereunder.

               (e) Exculpation. The Lender hereby acknowledges that the
                   -----------
Collateral Agent may be an officer, director or significant shareholder of the Company and hereby waive any conflict that may arise as a result thereof. Further, the Collateral Agent and its officers, employees, attorneys and agents shall not incur any liability whatsoever for (i) the holding or delivery of documents or the taking of any other action in accordance with the terms and provisions of this Agreement, (ii) any mistake or error in judgment, for compliance with any applicable law or any attachment, order or other directive of any court or other authority (irrespective of any conflicting term or provision of this Agreement), or (iii) for any act or omission of any other person engaged by the Collateral Agent in connection with this Agreement, except where such actions are the result of the Collateral Agent's gross negligence or willful misconduct. The Lender hereby waives any and all claims and actions whatsoever against the Collateral Agent and its officers, employees, attorneys and agents, (i) arising out of or related directly or indirectly to any or all of the foregoing acts, omissions and circumstances; (ii) arising out of his duties. The Lender agrees that the Company shall not have any liability to the Lender for the acts or omissions of the Collateral Agent.

               (f) Term: Binding Effect. This Agreement shall (a) remain in full
                   --------------------
force and effect until payment and satisfaction in full of all of the Obligations; (b) be binding upon Debtor and their successors and assigns; and
(c) inure to the benefit of the Lender, for the benefit of the Lender and their respective heirs, legal representatives, successors in title and permitted assigns.

               (g) Captions. The captions of Paragraphs, Articles and Sections
                   --------
in this Agreement have been included for convenience of reference only, and shall not define or limit the provisions hereof and have no legal or other significance whatsoever.

               (h) Governing Law; Venue; Severability. This Agreement shall be
                   ----------------------------------
governed by and construed in accordance with the laws of the State of California without regard to principles of conflicts or choice of law, except to the extent that the perfection of the security interest granted hereby in respect of any item of Collateral may be governed by the law of another jurisdiction. Any legal action or proceeding against the Debtor with respect to this Agreement may be brought in the courts of the State of California, and, by execution and delivery of this Agreement, the Debtor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Debtor hereby irrevocably waives any objection which they may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the aforesaid courts and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. If any provision of this Agreement, or the application thereof to any person or circumstance, is held invalid, such invalidity shall not affect any other provisions which can be given effect without the invalid provision or application, and to this end the provisions hereof shall be severable and the remaining, valid provisions shall remain of full force and effect.

               (i) Counterparts/Execution. This Agreement may be executed in any
                   ----------------------
number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned have executed and delivered this Security Agreement, as of the date first written above.

                                         "DEBTOR"
                                         YOUBET.COM, INC.
                                         a Delaware corporation


                                         By:
                                             -----------------------------------
                                         Its:
                                             -----------------------------------

APPROVED BY "LENDER":


----------------------------------
Name:

This Security Agreement may be executed by facsimile signature and delivered by confirmed facsimile transmission.

                                  Schedule 3(n)
                                 Pledged Assets

Operating leases:

----------------------------------------------------------------------------------------------
                                                                 Number of
Description          Lease #           Lessor         Monthly    Payments     Purchase Option
                                                      Payments   Remaining    at end of lease
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Toshiba 5560 -     6703893-002   Toshiba easy lease   $    694       4       Fair market value
copier
----------------------------------------------------------------------------------------------
Toshiba 6560 -     1482410       Citicorp             $    811      17       Fair market value
copier
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Restricted cash                                       $920,805
----------------------------------------------------------------------------------------------
Relates to the lease on the building at 5901 De Soto Ave., Woodland Hills, CA 91367.
----------------------------------------------------------------------------------------------

                                 Schedule 12(f)
                                Excluded Licenses

..    Track content and patent license from ODS Technologies, L.P. a subsidiary of Gemstar-TV Guide International, doing business as TVG. This license is excluded from any lien hereunder.

                                    EXHBIT F
                          FORM OF RESIGNATION AGREEMENT

                              RESIGNATION AGREEMENT

     This Resignation Agreement, entered into and effective as of March   , 2002
                                                                        --
(the "Agreement"), is by and between Youbet.com, Inc., a Delaware corporation
(the "Company") and        ("     ").
                    ------   -----

     WHEREAS, the Company has entered into a Securities Purchase Agreement,
dated March   , 2002 (the "Securities Purchase Agreement") with David Marshall,
            --
Inc. pursuant to which the Company will issue notes in the principal amount of $750,000 and warrants to purchase 750,000 shares of common stock

     WHEREAS, in order to facilitate the performance of the Company's
obligations under the Securities Purchase Agreement       wishes to resign from
                                                    -----
the Board of Directors of the Company.

     NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

     1.       hereby resigns as a Director of the Company, such resignation to
        -----
be effective concurrently with the consummation of the sale of the notes and warrants by the Company pursuant to the Securities Purchase Agreement.

     2. All options and warrants to purchase common stock of the Company held by are hereby amended such that the expiration of such options and warrants
-----
shall occur on the later to occur of (i) the expiration date set forth in the applicable option or warrant agreement, and (ii) 5:00 p.m. (Los Angeles time) on the second anniversary of the date of this Agreement.

     3. The Company, on its own behalf and on behalf of its parents, subsidiaries, officers, directors, employees, affiliates, assigns and successors
and each of them, hereby releases and forever discharges       and his trustees,
                                                         -----
agents, attorneys, and representatives (the "      Releasees") from and against
                                             -----
all claims, demands, rights, liens, agreements, contracts, covenants, actions, suits, losses, liabilities, causes of action, costs, expenses, attorneys' fees, damages, judgments, orders and liabilities of whatever kind or nature in law, equity or otherwise, whether now known or unknown, suspected or unsuspected, and whether or not concealed or hidden, which it now owns or holds or it has at any time heretofore owned or held or may in the future hold as against the
                                                                       -----
Releasees arising out of or in any way connected with      's service as a
                                                      -----
director of the Company, or any other transactions, occurrences, acts or omissions or any loss, damage or injury whatever, known or unknown, suspected or unsuspected, resulting from any act or omission by or on the part of said
                                                                          -----
Releasees committed or omitted prior to the date hereof; provided, however, that the release and waiver by the Company contained in this paragraph 3 shall not
extend to any claim against the       Releases based on an act of fraud, theft,
                                -----
conversion or embezzlement, by any of the       Releasees. The Company
                                          -----
represents and warrants that it has not assigned any of the claims released pursuant to this paragraph 3.

     4. It is the intention of the Company in executing this instrument that the same shall be effective as a bar to each and every claim, demand and cause of action hereinabove specified. In furtherance of this intention, the Company hereby expressly waives any and all rights and benefits conferred upon it by the provisions of SECTION 1542 OF THE CALIFORNIA CIVIL CODE and expressly consent that this Agreement shall be given full force and effect according to each and all of its express terms and provisions, including those related to unknown and unsuspected claims, demands and causes of action, if any, as well as those relating to any other claims, demands and causes of action hereinabove specified. SECTION 1542 provides:

               "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITHTHE DEBTOR."

     5. The Company acknowledges that it may hereafter discover claims or facts in addition to or different from those which the Company now knows or believes to exist with respect to the subject matter of this Agreement and which, if known or suspected at the time of executing this Agreement, may have materially affected this settlement. Nevertheless, the Company hereby waives any rights, claims or causes of action that might arise as a result of such different or additional claims or facts. The Company acknowledges that it understands the significance and consequence of such release and such specific waiver of Section 1542.

     6. To the maximum extent permitted by applicable law, the Company shall
indemnify the       Releasees and hold them harmless from and against any and
              -----
all claims, liabilities, judgments, fines, penalties, costs and expenses (including, without limitation, reasonable attorneys' fees, costs of investigation and experts, settlements and other amounts actually incurred by
the       Releasees in connection with the defense of any action, suit or
    -----
proceeding, and in connection with any appeal thereon) incurred by the
                                                                       -----
Releasees in any and all threatened, pending or completed actions, suits or proceedings, whether civil, criminal, administrative or investigative (including, without limitation, actions, suits or proceedings brought by or in the name of the Company), arising, directly or indirectly, by reason of the
actions or inaction by       as a director of the Company. The Company shall
                       -----
promptly advance to the       Releasees upon request any and all expenses
                        -----
incurred by them in defending any and all such actions, suits, or proceedings to the maximum extent permitted by law. The Company shall maintain its current Officers' and Directors' insurance coverage for all periods during which
                                                                         -----
was a director of the Company.

     7. No waiver of any breach of any term or provision of this Agreement shall be construed to be, nor shall be, a waiver of any other breach of this Agreement. No waiver shall be binding unless in writing and signed by the party waiving the breach.

     8. This Agreement may not be amended or modified other than by a written agreement executed by the parties hereto.

     9. This Agreement hereby constitutes and contains the entire agreement and final understanding concerning the subject matters addressed herein between the parties, and supersedes and replaces all prior negotiations and all agreements proposed or otherwise, whether written or oral, concerning the subject matters hereof and thereof. Any representation, promise or agreement not specifically included in this Agreement shall not be binding upon or enforceable against either party. This is an integrated agreement.

     10. If any provision of this Agreement or the application thereof is held invalid, the invalidity shall not affect other provisions or applications of this Agreement which can be given effect without the invalid provisions or applications and to this end the provisions of this Agreement are declared to be severable.

     11. This Agreement shall be deemed to have been executed and delivered within the State of California, and the rights and obligations of the parties hereunder shall be construed and enforced in accordance with, and governed by, the laws of the State of California without regard to principles of conflict of laws.

     12. Each party has cooperated in the drafting and preparation of this Agreement. Hence, in any construction to be made of this Agreement, the same shall not be construed against any party on the basis that the party was the drafter.

     13. This Agreement may be executed in counterparts, and each counterpart, when executed, shall have the efficacy of a signed original. Photographic copies of such signed counterparts may be used in lieu of the originals for any purpose.

     14. Any controversy arising out of or relating to this Agreement, its enforcement or interpretation, or because of an alleged breach, default, or misrepresentation in connection with any of its provisions, shall be submitted to final and binding and non-appealable arbitration before a single JAMS/Endispute arbitrator. Such arbitration shall be held in Los Angeles County, California in accordance with California Civil Procedure Code Sectons 1280-1288.8. In the event either party institutes arbitration under this Agreement, the party prevailing in any such proceeding shall be entitled, in addition to all other relief, to reasonable attorneys' fees relating to such arbitration. The nonprevailing party shall be responsible for all costs of the arbitration, including but not limited to, the arbitration fees, court reporter fees, etc.

     15.       shall be entitled to approve any press releases issued by the
         -----
Company which include his name.

                            [signature page follows]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        YOUBET.COM, INC., a Delaware corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        ----------------------------------------

Acknowledged:


------------------------------
David Marshall


------------------------------
Caesar P. Kimmel


------------------------------
Larry Lucas


------------------------------
Robert M. Fell

                                    EXHBIT G
                          HERMANN EMPLOYMENT AGREEMENT

          This Employment Agreement ("Agreement") dated as of March    , 2002 is
                                                                    ---
by and between Youbet.com, Inc., a Delaware corporation ("the Company") and Phillip Hermann ("Executive"), in connection with the Company's engagement of Executive for personal services and supersedes the prior employment agreement between the Company and Executive.

          1. EMPLOYMENT; DUTIES AND ACCEPTANCE:

               Employment by Company.
               ---------------------

     The Company hereby engages Executive, and Executive hereby agrees to serve as President, Chief Operating Officer and Chief Financial Officer of the Company on the terms and conditions of this Agreement. Throughout the Term of this Agreement Executive shall, subject to the provisions contained herein, devote substantially all of his work time to the employment described hereunder. Executive shall report solely to the Chief Executive Officer and the Board of Directors. At his election, Executive shall be a member of the Executive Committee of the Board of Directors.

               Location of Employment.
               ----------------------

     Executive shall render his services at the Company's offices at 5901 Desoto, Woodland Hills, CA; provided, however, that Executive agrees to render his services at such other locations from time-to-time as the proper performance of Executive's duties may reasonably require. Notwithstanding the foregoing, the Company's principal offices shall remain in Southern California, and Executive need not relocate to render his duties hereunder.

          2. TERM:

     The term of Executive's employment hereunder shall commence concurrently with the consummation of the sale of the notes and warrants pursuant to the terms of the Securities Purchase Agreement between the Company and the purchasers named therein (the "Effective Time") and end on April 30, 2004 (the "Term") unless sooner terminated pursuant to Section 7 hereof. After the Term the employment of Executive shall be at will, and as such either party may terminate this Agreement upon 30 days prior written notice to the other party.

          3. COMPENSATION AND BENEFITS:

               (a) Salary.
                   ------

     During the Term, Executive shall receive a salary (the "Annual Salary") at the rate of $225,000 per annum. All Salary shall be less such deductions as shall be required to be withheld by applicable law and regulations and shall be pro-rated for any period that does not constitute a full twelve (12) month period.

               (b) Bonus.
                   -----

     Executive shall participate in any formal Bonus plans instituted by the Company for the benefit of Employees. Cash and or stock bonuses based on performance may be offered from time to time at the discretion of the Board of Directors of the Company.

               (c) Stock Options.
                   -------------

     Executive shall participate in any formal Stock Option grant instituted by the Company for the benefit of Employees. At the Effective Time, Executive shall be granted 200,000 stock options pursuant to the Company's 1998 Stock Option Plan. The 200,000 stock options will have an exercise price equal to the closing price of the Company's Common Stock on the Effective Time. The stock options will vest 25% per year commencing on the first anniversary of the Effective Time.

     Any unvested options shall terminate as provided in the Company's 1998 Stock Option Plan or as otherwise agreed between the Executive and the Company.

     All unvested options will vest upon a "Change of Control" if the Executive is employed with the Company at the time of Change of Control.

     For purposes of this Agreement, the term "Change of Control" shall mean,
(i) the acquisition by a single entity or group of affiliated entities of more than thirty-five percent (35%) of the outstanding capital stock of the Company and which is accompanied or followed by a change either in a majority of the members of the Board or of those members of the Board who are not full time employees of the Company, or (ii) the consummation of any merger of the Company or any sale, transfer or other disposition of all or substantially all of the Company's assets, directly or indirectly, if the shareholders of the Company immediately before the consummation of such a transaction own, immediately following the consummation of such transaction on a fully-diluted basis, equity securities (other than options, warrants, or rights to acquire securities) possessing less than sixty-five percent (65%) of the voting power of the surviving or acquiring corporation (or any corporation in control of the surviving or acquiring corporation whose equity securities are issued or transferred in such transaction).

               (d) Severance. If this Agreement shall be terminated for any
                   ---------
reason other than (i) a termination for disability pursuant to Section 7(a) hereof, (ii) for cause pursuant to Section 7(c) hereof, (iii) without cause pursuant to Section 7(d) hereof, or (iv) with Good Reason pursuant to Section 7(e), Executive shall be entitled to receive an amount equal to three (3) months of his Annual Salary.

          4. PARTICIPATION IN EXECUTIVE BENEFIT PLANS:

               (a) Fringe Benefits. Executive shall be permitted during the Term
                   ---------------
to participate in any group life, medical, hospitalization, dental, health and accident and disability plans, supplemental health care plans and plans providing for life insurance coverage, and any other plans and benefits, generally maintained by Company for executives of the stature and rank of Executive during the Term hereof, each in accordance with the terms and conditions of such plans (collectively referred to herein as "Fringe Benefits"); provided, however, that Company shall not be required to establish or maintain any such Fringe Benefits.

               (b) Vacation. Executive shall accrue, in addition to sick days
                   --------
and days on which Company is closed, paid vacation days at the rate of one and one-quarter (1-1/4) days per month up to a maximum of fifteen (15) work days.

               (c) Expenses. Company will reimburse Executive for actual and
                   --------
necessary travel and accommodation costs, entertainment and other business expenses incurred as a necessary part of discharging the Executive's duties hereunder, subject to receipt of reasonable and appropriate documentation by Company and in accordance with Company policy. Company will also reimburse Executive $750 per month for all business related operating expenses of Executive's automobile.

          5. CERTAIN COVENANTS OF EXECUTIVE:

     Without in any way limiting or waiving any right or remedy accorded to Company or any limitation placed upon Executive by law, Executive agrees as follows:

               (a) Confidential Information: Executive agrees that, neither
                   ------------------------
during the Term nor at anytime thereafter shall Executive (i) disclose to any person, firm or corporation not employed by the Company or any affiliate of either (the "Protected Company") or not engaged to render services to any Protected Company or (ii) use for the benefit of himself, or others, any confidential information of any Protected Company obtained by the Executive prior to the execution of this Agreement, during the Term or any time thereafter, including, without limitation, "know-how," trade secrets, details of suppliers, pricing policies, financial data, operational methods, marketing and sales information or strategies, product development techniques or plans or any strategies relating thereto, technical processes, designs and design projects, and other proprietary information of any Protected Company; provided, however, that this provision shall not preclude the Executive from (x) upon advice of counsel and notice to the Company, making any disclosure required by any applicable law or (y) using or disclosing information known generally to the public (other than information known generally to the public as a result of any violation of this Section 5(a)).

               (b) Property of Company. Any interest in trademarks,
                   -------------------
service-marks, copyrights, copyright applications, patents, patent applications, slogans, developments and processes which the Executive, during the Term, may develop relating to the business of the Company in which the Company may then be engaged and any memoranda, notes, lists, records and other documents (and all copies thereof) made or compiled by the Executive or made available to the Executive concerning the business of any Protected Company shall belong and remain in the possession of any Protected Company, and shall be delivered to the Company promptly upon the termination of the Executive's employment with Company or at any other time on request.

               (c) Non-Interference. Executive will not, during the Term hereof
                   ----------------
and for a period of two (2) years after the Term induce any person who is an executive, officer or agent, customer or supplier of the Company to terminate his relationship with the Company.

          6. OTHER PROVISIONS:

               (a) Rights and Remedies Upon Breach. If the Executive breaches,
                   -------------------------------
or threatens to commit a breach of, any of the provisions of Section 5 hereof (the "Restrictive Covenants"), the Company shall have the following rights and remedies, each of which rights and remedies shall be independent of the other and severally enforceable, and all of which rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to the Company at law or in equity.

               (b) Accounting. The right and remedy to require the Executive to
                   ----------
account for and pay over to the Company all compensation, profits, monies, accruals, increments or other benefits (collectively "Benefits") derived or received by the Executive as a result of any transactions constituting a breach of any of the Restrictive Covenants, and the Executive shall account for and pay over such Benefits to the Company.

               (c) Severability of Covenants. If any court determines that any
                   -------------------------                               ---
of the Restrictive Covenants, or any part thereof, is invalid or unenforceable, the remainder of the Restrictive Covenants shall not thereby be affected and shall be given full effect, without regard to the invalid portions.

               (d) Blue-Penciling. If any court construes any of the Restrictive
                   --------------
Covenants, or any part thereof, to be unenforceable because of the duration or geographic scope of such provision, such court shall have the power to reduce the duration or scope of such provision and, in its reduced form, such provision shall then be enforceable.

               (e) Enforceability in Jurisdictions. The parties intend to and
                   -------------------------------
hereby confer jurisdiction to enforce the Restrictive Covenants upon the courts of any jurisdiction within the geographical scope of such Restrictive Covenants. If the courts of any one or more of such jurisdictions hold the Restrictive Covenants unenforceable by reason of the breadth of such scope or otherwise, it is the intention of the parties that such determination not bar or in any way affect Company's right to the relief provided in this Section 6 in the courts of any other jurisdiction within the geographical scope of such Restrictive Covenants, as to breaches of such Restrictive Covenants in such other respective jurisdictions, such Restrictive Covenants as they relate to each jurisdiction being, for this purpose, severable into diverse and independent covenants.

               (f) Injunctive Relief. Executive agrees and understands that the
                   -----------------
remedy at law for any breach by Executive of the provisions of Section 5 hereof may be inadequate and that damages resulting from such breach may not be susceptible to being measured in monetary terms. Accordingly, it is acknowledged that upon Executive's breach of any provision of Section 5 hereof, the Company shall be entitled to seek to obtain from any court of competent jurisdiction injunctive relief to prevent the continuation of such breach. Nothing contained herein shall be deemed to limit the Company's remedies at law or in equity for any breach of the provisions of Section 5 hereof which may be available to the Company.

          7. TERMINATION:

               (a) Termination Upon Death or Disability. If during the Term,
                   ------------------------------------
Executive should (i) die or (ii) become so physically or mentally disabled whether totally or partially, that Executive is unable to perform the duties, functions and responsibilities required hereunder for (aa) a period of three (3) consecutive months or (bb) shorter periods aggregating to four (4) months within any period of twelve (12) months ("Disability"), then in such event, Company may, at any time thereafter, by written notice to Executive, terminate Executive's employment hereunder. Executive agrees to submit to reasonable medical examinations upon the request of Company. A reputable physician selected by Company who is experienced in the relevant field of medicine shall make the determination of whether a Disability exists. If Executive's services are terminated, as aforesaid, Executive or the designated beneficiary of Executive, shall be entitled to receive Executive's Annual Salary, accrued share of the Bonus for that Fiscal Year and unused vacation, if any, and Fringe Benefits earned through the date of Executive's termination and continuing thereafter through the end of the Term and shall also receive four (4) months' of his Annual Salary. The Company shall deduct any disability payments made to Executive from any insurance source from payments required to be made to Executive after the termination date.

               (b) Designation of Beneficiary. The parties hereto agree that the
                   --------------------------
Executive shall designate, by written notice to the Company, a beneficiary to receive the payments described in Section 7 in the event of his death and the Executive may change the designation of any such beneficiary from time to time by written notice to the Company. In the event the Executive fails to designate a beneficiary as herein provided, any payments which are to be made to the Executive's designated beneficiary under Section 7 shall be made to the Executive's widow, if any, during her lifetime. If the Executive has no designees or widow, such payments shall be paid to the Executive's estate.

               (c) Termination for Cause. The Company shall have the option to
                   ---------------------
terminate Executive upon the occurrence of any of the following:

     Executive shall have breached any of the terms of this Agreement and shall have failed to cure such breach (if such breach is curable) within 15 days of notice thereof by the Company;

     Executive shall have been convicted of a crime involving moral turpitude

     Executive shall materially breach any of the representations and warranties hereunder.

     If Executive's services are terminated as set forth in this subsection, Executive's services shall cease as of such effective date of termination and all compensation shall cease as of such effective date.

               (d) Termination Without Cause. If the Executive is terminated by
                   -------------------------
the Company without cause the Executive shall be entitled to receive his Annual Salary, health benefits, accrued share of any bonus for that year and unused vacation, if any, earned through the date of Executive's termination. Executive shall also receive his Annual Salary and additional compensation equal to the current health benefits until the end of the Term, and for an additional four (4) months thereafter. Notwithstanding the above, if the Company sells, transfers, or otherwise divests itself to of a majority interest of the Domestic horse racing business to an independent party and the Executive is offered comparable employment terms with the acquiring entity, then no additional pay or benefits shall be due except as accrued through normal service.

               (e) Termination With Good Reason. If during the Term the Company
                   ----------------------------
retains another President or Chief Operating Officer or person performing the duties normally attendant to such officers, Executive may, by notice to the Company within three (3) months of the retention of such person, terminate this Agreement. In such case Executive shall continue to receive all compensation and other benefits provided hereunder for twelve (12) months following the termination of this Agreement. Payments due to Executive pursuant to this
Section 7(e) shall not be offset or reduced by payments received from other employers.

               (f) Executive Stock Options. If the Executive is terminated
                   -----------------------
without cause by the Company during the Term or Executive terminates this Agreement for Good Reason, the period within which Executive must exercise stock options granted under the 1995 Stock Option Plan or the 1998 Stock Option Plan shall be changed to three years and all options granted to Executive which would have vested during the Term shall vest.

          8. EXECUTIVE'S REPRESENTATIONS AND WARRANTIES:

               (a) Right to Enter Into Agreement. Executive has the unfettered
                   -----------------------------
right to enter into this entire Agreement on all of the terms, covenants and conditions hereof; and Executive has not done or permitted to be done anything, which may curtail or impair any of the rights granted to Company herein.

               (b) Breach Under Other Agreement or Arrangement. Neither the
                   -------------------------------------------
execution and delivery of this Agreement nor the performance by Executive of any of his obligations hereunder will constitute a violation or breach of, or a default under, any agreement, arrangement or understanding, or any other restriction of any kind, to which Executive is a party or by which Executive is bound.

               (c) Services Rendered Deemed Special, Etc. Executive acknowledges
                   -------------------------------------
and agrees that the services to be rendered by him hereunder are of a special, unique, extraordinary and intellectual character which gives them peculiar value, the loss of which cannot be adequately compensated for in an action at law and that a breach of any term, condition or covenant hereof will cause irreparable harm and injury to the Company and in addition to any other available remedy the Company will be entitled to seek injunctive relief.

          9. USE OF NAME:

     The Company shall have the right during the Term hereof to use Executive's name, biography and approved likenesses in connection with Company's business, including advertising their products and services; and the Company may grant such rights to others, but not for use as a direct endorsement.

          10. ARBITRATION:

     Any dispute whatsoever arising out of or referable to this Agreement, including, without limitation, any dispute as to the rights and entitlements and performance of the parties under this Agreement or concerning the termination of Executive's employment or of this Agreement or its construction or its validity or enforcement, or as to the arbitrator's jurisdiction, or as to the ability to arbitrate any such dispute, shall be submitted to final and binding arbitration in Los Angeles, California by and pursuant to the Labor Arbitration Rules of the American Arbitration Association with discovery proceedings pursuant to Section 1283.05 of the California Code of Civil Procedure. The arbitrator shall be entitled to award any relief, which might be available at law or in equity, including that of a provisional, permanent or injunctive nature. The prevailing party in such arbitration as determined by the arbitrator, or in any proceedings in respect thereof as determined by the person presiding, shall be entitled to receive its or his reasonable attorneys' fees incurred in connection therewith.

          11. NOTICES:

               (a) Delivery. Any notice, consent or other communication under
                   --------
this Agreement shall be in writing and shall be delivered personally, telexed, sent by facsimile transmission or overnight courier (regularly providing proof of delivery) or sent by registered, certified, or express mail and shall be deemed given when so delivered personally, telexed, sent by facsimile transmission or overnight courier, or if mailed two (2) days after the date of deposit in the United States mail as follows: to the parties at the following addresses (or at such other address as a party may specify by notice in accordance with the provisions hereof to the other):

     If to Phillip Hermann, to his address at:

     10809 Eton Avenue
     Chatsworth, CA 91311

     If to Company, to its address at:

     Youbet.com, Inc.
     5901 Desoto Avenue
     Woodland Hills, CA 91367
     Attention: Chief Executive Officer
     Fax (818) 668-2121

     Copy to:

     Christensen, Miller, Fink, Jacobs
     Glaser, Weil & Shapiro, LLP
     2121 Avenue of the Stars, 18th Floor
     Los Angeles, CA, 90067
     Attention: Steve Silbert

               (b) Change of Address. Either party may change its address for
                   -----------------
notice hereunder by notice to the other party in accordance with this Section
11.

          12. COMPLETE AGREEMENT; MODIFICATION AND TERMINATION:

     This Agreement together with the Agreement of even date herewith between the Company and Executive, a copy of which is attached hereto, contains a complete statement of all the arrangements between the parties with respect to the matters covered hereby and, supersedes all existing agreements between the parties concerning the subject matter hereof, including that certain Employment Agreement dated as of February 23, 1999 between the Company and Executive and that certain Employment Agreement dated November 8, 2001 between the Company and the Executive (the "Previous Agreement"); provided that until the Effective Time the Previous Agreement shall remain in full force and effect. This Agreement may be amended, modified, superseded or canceled, and the terms and conditions hereof may be waiver, by the party waiving compliance. No delay on the part of any party in exercising any shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right or remedy, nor any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy.

          13. GOVERNING LAW:

     This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to agreements entered into and performed entirely within such State.

          14. HEADINGS:

     The headings in this Agreement are solely for the convenience of reference and shall not affect its interpretation.

          15. INDEMNIFICATION:

     The Company will indemnify, defend, and hold Executive harmless from any costs, claims, causes of action, or liabilities (including reasonable attorney's fees) arising out of: (i) any breach of the Company's covenants, warranties, or representations; and (ii) any other matter relating to or arising out of Executive's employment hereunder which does not arise from Executive's gross negligence, willful misconduct, or a breach of Executive's covenants, warranties, or representations hereunder.

     WHEREFORE, the parties hereto have executed this Agreement as of the day and year first above written.


                                        By:
                                            ------------------------------------
                                               Phillip Hermann

Agreed to and Accepted:
Youbet.com, Inc., a
Delaware corporation


By:
    --------------------------

Its:
    --------------------------